DrRavi Inc.

NON-EXCLUSIVE THIRD PARTY FINDER AGREEMENT

THIS AGREEMENT made effective as of the date of its execution by the parties hereto.

BETWEEN:	Dr Ravi Inc., a corporation incorporated in India whose main business address is F-1 Green Court, 11/18 Visweswarapuram Street, Mylapore, Chennai 600004, India (“DrRavi”)

AND:	Kalahari Greentech Inc a corporation incorporated pursuant to the laws of Nevada (the “Finder”)

WHEREAS:

A)	DrRavi is in the business of Power from Renewable Energy sources of Energy such as Wind, Solar and Hydrogen;

B)
DrRavi wishes to engage the Finder and the Finder wishes to be engaged as a non-exclusive finder to DrRavi on a third party, non-agency basis for a term of 12 months to assist DrRavi in locating investors (“Investors”) for the purpose of the Investors investing into DrRavi business, subject to the terms and conditions set forth herein; and

C)
The Finder is not and will not be at the time during the term of this Agreement and after payment of the consideration set out herein an insider, associate or affiliate or control person of DrRavi or any Investors with which DrRavi becomes Engaged, as those terms are defined under applicable securities laws.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and mutual covenants and agreements herein contained the parties hereto agree as follows:

1.
Engagement.  DrRavi agrees to engage the Finder as a finder on a non-exclusive third party and non-agency basis upon the terms and subject to the conditions set forth herein, and the Finder agrees to be so engaged to introduce prospective Investors to DrRavi.

2.	Services. The Finder agrees to provide the following services to DrRavi as a finder (collectively, the “Services”):

(a)	Identifying and referring to DrRavi potential Investors with whom DrRavi can solicit an investment into DrRavi (an “Investment”).

(b)	if so required and instructed by DrRavi, to act as a facilitator between an Investor and DrRavi for the purposes of helping to facilitate an Investment.

3.
Confidentiality and Compliance.  The Finder agrees that it will at all times, whilst providing Services to act in a professional and businesslike manner; treat its engagement with DrRavi and any information it receives regarding DrRavi, its business and clients as confidential and agrees to only provide prospective Investors with information regarding DrRavi and DrRavi’ relationship with the Finder on receiving specific permission from DrRavi to provide such information.  Additionally, the Finder agrees at all times to abide by all applicable securities laws governing the Finder’s actions including but not limited to those applicable in the United States of America.

The parties agree that any violation of this paragraph will result at the option of DrRavi in the immediate termination of this Agreement with no further obligations by either party to the other hereunder.

4.
Acceptance of Subscription Agreements.  Notwithstanding the Finder’s efforts in identifying Investors, the parties understand that the ultimate acceptance of an Investment from an Investor rests solely in the discretion of DrRavi, and in any event, is subject to receipt of all necessary regulatory approvals and the existence of applicable registration and prospectus exemptions.

5.
Compensation.  As compensation for the services rendered and to be rendered hereunder by the Finder, and subject to the conditions set forth herein, DrRavi agrees to pay to the Finder a cash fee of five percent (5%) of the gross cash amount of any Investment made by Investors “originally introduced” by the Finder to DrRavi (the “Compensation”):

6.	Clarifications on Compensation. For the purposes of section 4:

(a)	Compensation payable to the Finder is limited to the cash invested into DrRavi

(b)	“Originally introduced” shall be defined to mean a Business or Individuals that were not previously known to DrRavi at the time of its introduction by the Finder to DrRavi.

(c)	Payment of Compensation will be made by DrRavi to the Finder within five (5) business days of the receipt and settlement of an Investment into DrRavi’s bank account.

7.	Expenses of the Finder. DrRavi will not be responsible for any fees or expenses incurred by the Finder in performance of its services under this Agreement.

8.
Representations and Warranties and Covenants of the Finder.  The Finder covenants, represents and warrants to DrRavi as follows, and acknowledges that DrRavi is relying upon such covenants, representations and warranties in connection with the entering into of this Agreement:

(a)	The Finder is duly incorporated and validly existing under the laws of its jurisdiction of incorporation;

(b)
The Finder has all necessary corporate power, authority and capacity to enter into this Agreement and to perform its obligations hereunder and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Finder;

(c)	The Finder holds all necessary licenses required to provide the services to DrRavi as set forth in this Agreement;

(d)
The Finder is not an insider, associate or affiliate or control person of DrRavi, nor a control person of DrRavi, as those terms are defined under applicable securities legislation in force in the United States, nor, if applicable, are any of the Finder’s shareholders or employees an insider, associate, affiliate or control person of DrRavi.

(e)
if required by applicable securities legislation, policy, order, securities commission, stock exchange or other regulatory authority, the Finder will execute, deliver, file and otherwise assist DrRavi in filing such reports, undertakings and other documents with respect to this Agreement and the compensation payable hereunder;

The covenants, representations and warranties of the Finder as contained herein are accurate and complete, do not contain any untrue statement of any material facts or, considered in the context in which presented, omit to state a material fact necessary in order to make the statements and information contained herein and therein not misleading and shall survive the execution of this Agreement.

9.
Representations and Warranties of DrRavi.  To induce the Finder to enter into this Agreement and to provide the services, DrRavi hereby represents, warrants and covenants to and in favour of the Finder as follows:

(a)	DrRavi has been duly incorporated under the laws of Chennai, India and is validly existing and in good standing under the laws of India;

(b)	DrRavi is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification necessary; and

(c)
DrRavi has all necessary corporate power, authority and capacity to enter into this Agreement and to perform its obligations hereunder and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of DrRavi.

The covenants, representations and warranties of DrRavi as contained herein are accurate and complete, do not contain any untrue statement of any material facts or, considered in the context in which presented, omit to state a material fact necessary in order to make the statements and information contained herein and therein not misleading and shall survive the execution of this Agreement and the closing of the Private Placement.

10.
Conditions Precedent.  The requirement of DrRavi to pay the Compensation to the Finder is subject to the condition precedent that the Finder shall, at the time of the introduction each Investor to DrRavi and the payment of the Compensation, be in compliance with paragraphs 3 and 3 of this Agreement.

Miscellaneous

11.	This Agreement may not be amended or otherwise modified except by an instrument in writing signed by both parties.

12.	The parties hereto shall execute such further and other documents and instruments and do such further and other things as may be necessary to implement and carry out the terms of this Agreement.

13.	This Agreement may not be assigned by either party hereto except with the prior written consent of the other party hereto.

14.	Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party.

15.
If any provision of this Agreement or the application thereof to any person or circumstance is held invalid or unenforceable in any jurisdiction, the remainder hereof, and the application of such provision to such person or circumstance in any other jurisdiction or to other persons or circumstances in any jurisdiction, shall not be affected thereby, and to this end the provisions of this Agreement shall be severable.

16.
This Agreement may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.  This Agreement shall become binding when one or more counterparts taken together shall have been executed and delivered by the parties.  It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.  Execution and delivery of counterparts of this Agreement by facsimile by any party shall be binding on all parties to this Agreement.

17.
This Agreement shall be construed in accordance with the laws of England and each of the Finder and DrRavi agree to attorn to the exclusive jurisdiction of the Courts of England in respect of any and all disputes or matters arising from this Agreement.

18.	This Agreement represents the entire agreement between the parties and supersedes any and all prior agreements and understandings, whether written or oral, between the parties.

19.	This Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement.

DRRAVI Inc.

Per: Dr. –Ing. Ravi Mylapore
Managing Director and CEO

Authorized Signatory

On the 19th day of December, 2008

Kalahari Greentech Inc.

Per:
(Name)
(Title)

Per:
(Name)
(Title)

On the 19th day of December, 2008